TRADE RECEIVABLES, NET (Schedule of Trade Receivables, Net) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Open accounts:
In NIS	$ 8,263	$ 9,326
In USD	22,284	10,816
Total open accounts	30,547	20,142
Checks receivable	115	45
Trade receivables, gross	30,662	20,187
Less allowance for doubtful accounts		(399)
Trade receivables, net	$ 30,662	$ 19,788